Exhibit 99.1
Investor Relations: Media Relations:	Anjali Aggarwal Ann Imes +1 (617) 747-3300 ir@amg.com pr@amg.com

AMG Reports Financial and Operating Results for
the Fourth Quarter and Full Year 2021

Company reports EPS of $4.17, Economic EPS of $6.10 in fourth quarter
EPS of $13.05, Economic EPS of $18.28 for the full year 2021

Closed additional investment in Systematica Investments, one of the leading systematic managers in the world*
Closed investment in new Affiliate Abacus Capital Group, a real estate investment firm and AMG's sixth private markets Affiliate
Full-year Net Income (controlling interest) of $566 million, Economic Net Income of $780 million
Full-year Adjusted EBITDA and EEPS of $1,059 million and $18.28 increased 33% and 37% year-over-year, respectively, driven by Affiliate investment performance, new Affiliate investments, and share repurchases

WEST PALM BEACH, FL, February 7, 2022 — Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the fourth quarter and full year 2021.

Jay C. Horgen, President and Chief Executive Officer of AMG, said:
“AMG generated excellent results in 2021, including year-over-year growth of 33% in Adjusted EBITDA and 37% in Economic Earnings per Share, given strong Affiliate investment performance, and the positive impact of new investments and share repurchases. Client cash flows were positive for the quarter and full year, excluding certain quantitative strategies. Liquid and illiquid alternative strategies generated $12 billion in net inflows during the quarter, reflecting AMG's strategic business evolution toward secular growth areas. As we continue to increase AMG's participation in growth areas — including private markets, specialty fixed income, wealth management, Asia, and ESG — we are well-positioned for future growth.

“In 2021, we successfully executed on our growth strategy, in partnering with new Affiliates, accelerating growth at our existing Affiliates, and enhancing our strategic capabilities. We were pleased to welcome four high-quality Affiliates over the last 12 months, including private real estate manager Abacus, ESG-dedicated managers Parnassus Investments and Boston Common Asset Management, and private credit manager OCP Asia. In addition, we recently increased our investment in Systematica, one of the industry's largest woman-owned and -led alternative firms. Our recent new investment activity reflects increasing demand for AMG's proven range of partnership solutions, which today includes growth capital, distribution, and succession planning — and looking ahead, AMG's unique approach will continue to attract independent managers seeking a strategic partner that can enhance their long-term growth and competitive positioning.

“Given our strong execution in 2021 and resulting significant business momentum, the quality and diversity of our Affiliates, and our disciplined approach to capital deployment, we entered 2022 with increased earnings power, a strong and flexible balance sheet, and an outstanding opportunity to drive further earnings growth and generate significant long-term value for our shareholders."

FINANCIAL HIGHLIGHTS	Three Months Ended		Year Ended
(in millions, except as noted and per share data)	12/31/2020	12/31/2021	12/31/2020	12/31/2021
Operating Performance Measures
AUM (at period end, in billions)	$716.2	$813.8	$716.2	$813.8
Average AUM (in billions)	700.9	809.7	664.4	761.7
Net client cash flows (in billions)	(15.8)	(6.2)	(61.8)	(18.5)
Aggregate fees	1,450.7	1,935.3	4,626.4	5,611.4
Financial Performance Measures
Net income (controlling interest)	$115.9	$178.5	$202.2	$565.7
Earnings per share (diluted) (1)	2.54	4.17	4.33	13.05
Supplemental Performance Measures (2)
Adjusted EBITDA (controlling interest)	$255.2	$356.8	$798.8	$1,058.6
Economic net income (controlling interest)	191.4	255.3	624.4	779.8
Economic earnings per share	4.22	6.10	13.36	18.28
For additional information on our Supplemental Performance Measures, including reconciliations to GAAP, see the Financial Tables and Notes.

*Incremental investment in Systematica closed on January 14, 2022, and is not included in presentation of fourth quarter or full-year financial results.

Capital Management
During the fourth quarter of 2021, the Company repurchased approximately $120 million in common stock bringing total share repurchases to $510 million for the full year 2021, and announced a fourth-quarter cash dividend of $0.01 per share of common stock, payable March 3, 2022 to stockholders of record as of the close of business on February 17, 2022. In addition, AMG’s Board of Directors increased the Company’s share repurchase authorization to a total of 5.1 million shares.

About AMG
AMG is a leading partner to independent active investment management firms globally. AMG’s strategy is to generate long‐term value by investing in a diverse array of high-quality partner-owned investment firms through a proven partnership approach, and allocating resources across the Company's unique opportunity set to the areas of highest growth and return. AMG’s innovative partnership approach enables each Affiliate’s management team to own significant equity in their firm while maintaining operational and investment autonomy. In addition, AMG offers its Affiliates growth capital, global distribution, and other strategic value-added capabilities, which enhance the long-term growth of these independent businesses and enable them to align equity incentives across generations of principals to build enduring franchises. As of December 31, 2021, AMG’s aggregate assets under management were approximately $814 billion across a broad range of return-oriented strategies. For more information, please visit the Company’s website at www.amg.com.

Conference Call, Replay and Presentation Information
A conference call will be held with AMG’s management at 8:30 a.m. Eastern time today. Parties interested in listening to the conference call should dial 1-877-407-8291 (U.S. calls) or 1-201-689-8345 (non-U.S. calls) shortly before the call begins.

The conference call will also be available for replay beginning approximately one hour after the conclusion of the call. To hear a replay of the call, please dial 1-877-660-6853 (U.S. calls) or 1-201-612-7415 (non-U.S. calls) and provide conference ID 13726515. The live call and replay of the session and a presentation highlighting the Company's performance can also be accessed via AMG’s website at https://ir.amg.com/.

Financial Tables Follow

ASSETS UNDER MANAGEMENT - STATEMENT OF CHANGES (in billions)

BY STRATEGY - QUARTER TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, September 30, 2021	$230.0	$279.7	$112.1	$126.0	$747.8
Client cash inflows and commitments	17.0	8.6	7.8	7.1	40.5
Client cash outflows	(10.0)	(20.3)	(10.3)	(6.1)	(46.7)
Net client cash flows	7.0	(11.7)	(2.5)	1.0	(6.2)
New investments	1.4	—	50.6	0.4	52.4
Market changes	1.5	9.6	10.7	2.8	24.6
Foreign exchange	0.1	0.2	0.1	(0.1)	0.3
Realizations and distributions (net)	(1.8)	(0.3)	(0.3)	—	(2.4)
Other	—	—	—	(2.7)	(2.7)
AUM, December 31, 2021	$238.2	$277.5	$170.7	$127.4	$813.8

BY STRATEGY - YEAR TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, December 31, 2020	$216.5	$278.5	$103.5	$117.7	$716.2
Client cash inflows and commitments	46.5	38.3	25.7	25.7	136.2
Client cash outflows	(25.2)	(72.3)	(33.0)	(24.2)	(154.7)
Net client cash flows	21.3	(34.0)	(7.3)	1.5	(18.5)
New investments	4.0	2.9	51.7	0.4	59.0
Market changes	11.3	31.3	23.0	10.7	76.3
Foreign exchange	(0.5)	(0.7)	(0.1)	(0.1)	(1.4)
Realizations and distributions (net)	(12.4)	(0.4)	(0.2)	(0.2)	(13.2)
Other	(2.0)	(0.1)	0.1	(2.6)	(4.6)
AUM, December 31, 2021	$238.2	$277.5	$170.7	$127.4	$813.8

BY CLIENT TYPE - QUARTER TO DATE	Institutional	Retail	High Net Worth	Total
AUM, September 30, 2021	$406.5	$200.8	$140.5	$747.8
Client cash inflows and commitments	19.8	12.6	8.1	40.5
Client cash outflows	(21.3)	(19.5)	(5.9)	(46.7)
Net client cash flows	(1.5)	(6.9)	2.2	(6.2)
New investments	3.7	48.7	—	52.4
Market changes	7.6	11.9	5.1	24.6
Foreign exchange	0.2	—	0.1	0.3
Realizations and distributions (net)	(1.6)	(0.6)	(0.2)	(2.4)
Other	(1.1)	(1.4)	(0.2)	(2.7)
AUM, December 31, 2021	$413.8	$252.5	$147.5	$813.8

BY CLIENT TYPE - YEAR TO DATE	Institutional	Retail	High Net Worth	Total
AUM, December 31, 2020	$401.0	$189.3	$125.9	$716.2
Client cash inflows and commitments	58.4	50.9	26.9	136.2
Client cash outflows	(70.7)	(63.3)	(20.7)	(154.7)
Net client cash flows	(12.3)	(12.4)	6.2	(18.5)
New investments	8.3	49.6	1.1	59.0
Market changes	32.7	28.7	14.9	76.3
Foreign exchange	(0.5)	(0.9)	—	(1.4)
Realizations and distributions (net)	(11.8)	(0.9)	(0.5)	(13.2)
Other	(3.6)	(0.9)	(0.1)	(4.6)
AUM, December 31, 2021	$413.8	$252.5	$147.5	$813.8

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
(in millions, except per share data)	12/31/2020	12/31/2021

Consolidated revenue	$554.4	$691.8

Consolidated expenses:
Compensation and related expenses	246.8	295.0
Selling, general and administrative	83.5	96.8
Intangible amortization and impairments	7.1	10.4
Interest expense	26.8	28.6
Depreciation and other amortization	4.4	4.1
Other expenses (net)	18.1	32.8
Total consolidated expenses	386.7	467.7

Equity method income (net)(3)	35.4	117.4

Investment and other income	31.1	26.5
Income before income taxes	234.2	368.0

Income tax expense	38.4	84.6
Net income	195.8	283.4

Net income (non-controlling interests)	(79.9)	(104.9)
Net income (controlling interest)	$115.9	$178.5

Average shares outstanding (basic)	44.9	40.6
Average shares outstanding (diluted)	47.5	43.9

Earnings per share (basic)	$2.58	$4.40
Earnings per share (diluted)(1)	$2.54	$4.17

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES(2)

	Three Months Ended
(in millions, except per share data)	12/31/2020	12/31/2021

Net income (controlling interest)	$115.9	$178.5
Intangible amortization and impairments	86.5	88.2
Intangible-related deferred taxes	(2.8)	0.6
Other economic items	(8.2)	(12.0)
Economic net income (controlling interest)	$191.4	$255.3

Average shares outstanding (adjusted diluted)	45.3	41.8
Economic earnings per share	$4.22	$6.10

Net income (controlling interest)	$115.9	$178.5
Interest expense	26.8	28.6
Income taxes	35.8	76.4
Intangible amortization and impairments	86.5	88.2
Other items	(9.8)	(14.9)
Adjusted EBITDA (controlling interest)	$255.2	$356.8

See Notes for additional information.

CONSOLIDATED STATEMENTS OF INCOME

	Year Ended
(in millions, except per share data)	12/31/2020	12/31/2021

Consolidated revenue	$2,027.5	$2,412.4

Consolidated expenses:
Compensation and related expenses	883.7	1,047.1
Selling, general and administrative	321.4	347.1
Intangible amortization and impairments	140.5	35.7
Interest expense	92.3	111.4
Depreciation and other amortization	19.1	16.6
Other expenses (net)	52.8	73.5
Total consolidated expenses	1,509.8	1,631.4

Equity method income (loss) (net)(3)	(43.4)	242.5

Investment and other income	34.1	117.6
Income before income taxes	508.4	1,141.1

Income tax expense	81.4	251.0
Net income	427.0	890.1

Net income (non-controlling interests)	(224.8)	(324.4)
Net income (controlling interest)	$202.2	$565.7

Average shares outstanding (basic)	46.5	41.5
Average shares outstanding (diluted)	46.7	44.8

Earnings per share (basic)	$4.34	$13.65
Earnings per share (diluted)(1)	$4.33	$13.05

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES(2)

	Year Ended
(in millions, except per share data)	12/31/2020	12/31/2021

Net income (controlling interest)	$202.2	$565.7
Intangible amortization and impairments	427.7	199.9
Intangible-related deferred taxes	(9.9)	52.5
Other economic items	4.4	(38.3)
Economic net income (controlling interest)	$624.4	$779.8

Average shares outstanding (adjusted diluted)	46.7	42.7
Economic earnings per share	$13.36	$18.28

Net income (controlling interest)	$202.2	$565.7
Interest expense	92.3	111.4
Income taxes	69.5	229.6
Intangible amortization and impairments	427.7	199.9
Other items	7.1	(48.0)
Adjusted EBITDA (controlling interest)	$798.8	$1,058.6

See Notes for additional information

CONSOLIDATED BALANCE SHEET

	Year Ended
(in millions)	12/31/2020	12/31/2021

Assets
Cash and cash equivalents	$1,039.7	$908.5
Receivables	421.6	419.2
Investments in marketable securities	74.9	78.5
Goodwill	2,661.4	2,689.2
Acquired client relationships (net)	1,048.8	1,966.4
Equity method investments in Affiliates (net)	2,074.8	2,134.4
Fixed assets (net)	79.6	73.9
Other investments	257.2	375.2
Other assets	230.9	231.1
Total assets	$7,888.9	$8,876.4

Liabilities and Equity
Payables and accrued liabilities	$712.4	$789.1
Debt	2,312.1	2,490.4
Deferred income tax liability (net)	423.4	503.2
Other liabilities	452.2	709.2
Total liabilities	3,900.1	4,491.9

Redeemable non-controlling interests	671.5	673.9
Equity:
Common stock	0.6	0.6
Additional paid-in capital	728.9	651.6
Accumulated other comprehensive loss	(98.3)	(87.9)
Retained earnings	4,005.5	4,569.5
	4,636.7	5,133.8
Less: treasury stock, at cost	(1,857.0)	(2,347.4)
Total stockholders’ equity	2,779.7	2,786.4
Non-controlling interests	537.6	924.2
Total equity	3,317.3	3,710.6
Total liabilities and equity	$7,888.9	$8,876.4

Notes

(1)    Earnings per share (diluted) adjusts for the dilutive effect of the potential issuance of incremental shares of our common stock. We had junior convertible securities outstanding during the periods presented and are required to apply the if-converted method to these securities in our calculation of Earnings per share (diluted). Under the if-converted method, shares that are issuable upon conversion are deemed outstanding, regardless of whether the securities are contractually convertible into our common stock at that time. For this calculation, the interest expense (net of tax) attributable to these dilutive securities is added back to Net income (controlling interest), reflecting the assumption that the securities have been converted. Issuable shares for these securities and related interest expense are excluded from the calculation if an assumed conversion would be anti-dilutive to diluted earnings per share.

The following table provides a reconciliation of the numerator and denominator used in the calculation of basic and diluted earnings per share:

	Three Months Ended		Year Ended
(in millions)	12/31/2020	12/31/2021	12/31/2020	12/31/2021
Numerator
Net income (controlling interest)	$115.9	$178.5	$202.2	$565.7
Interest expense on junior convertible securities, net of taxes	4.8	4.5	—	18.5
Net income (controlling interest), as adjusted	$120.7	$183.0	$202.2	$584.2
Denominator
Average shares outstanding (basic)	44.9	40.6	46.5	41.5
Effect of dilutive instruments:
Stock options and restricted stock units	0.4	1.2	0.2	1.2
Junior convertible securities	2.2	2.1	—	2.1
Average shares outstanding (diluted)	47.5	43.9	46.7	44.8

(2)    As supplemental information, we provide non-GAAP performance measures of Adjusted EBITDA (controlling interest), Economic net income (controlling interest), and Economic earnings per share. Management utilizes these non-GAAP performance measures to assess our performance before our share of certain non-cash expenses and to improve comparability between periods.

Adjusted EBITDA (controlling interest) represents our performance before our share of interest expense, income taxes, depreciation, amortization, impairments, certain Affiliate equity expenses, certain gains and losses, including on general partner and seed capital investments, and adjustments to our contingent payment obligations. We believe that many investors use this non-GAAP measure when assessing the financial performance of companies in the investment management industry.

Under our Economic net income (controlling interest) definition, we add to Net income (controlling interest) our share of pre-tax intangible amortization and impairments (including the portion attributable to equity method investments in Affiliates), deferred taxes related to intangible assets, and other economic items which include non-cash imputed interest (principally related to the accounting for convertible securities and contingent payment obligations), certain Affiliate equity expenses, and certain gains and losses, including on general partner and seed capital investments. Economic net income (controlling interest) is used by management and our Board of Directors as our principal performance benchmark, including as one of the measures for aligning executive compensation with stockholder value.

Economic earnings per share represents Economic net income (controlling interest) divided by the Average shares outstanding (adjusted diluted). In this calculation, the potential share issuance in connection with our junior convertible securities is measured using a “treasury stock” method. Under this method, only the net number of shares of common stock equal to the value of the junior convertible securities in excess of par, if any, are deemed to be outstanding. We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.

The following table provides a reconciliation of Average shares outstanding (adjusted diluted):

	Three Months Ended		Year Ended
(in millions)	12/31/2020	12/31/2021	12/31/2020	12/31/2021
Average shares outstanding (diluted)	47.5	43.9	46.7	44.8
Junior convertible securities	(2.2)	(2.1)	—	(2.1)
Average shares outstanding (adjusted diluted)	45.3	41.8	46.7	42.7

These non-GAAP performance measures are provided in addition to, but not as a substitute for, Net income (controlling interest), Earnings per share or other GAAP performance measures. For additional information on our non-GAAP measures, see our Annual and Quarterly Reports on Form 10-K and 10-Q, respectively, which are accessible on the SEC’s website at www.sec.gov.

Notes (continued)

(3)    The following table presents equity method earnings and equity method intangible amortization and impairments, which in aggregate form Equity method income (loss) (net):

	Three Months Ended		Year Ended
(in millions)	12/31/2020	12/31/2021	12/31/2020	12/31/2021
Equity method earnings	$116.9	$198.6	$288.6	$417.5
Equity method intangible amortization and impairments	(81.5)	(81.2)	(332.0)	(175.0)
Equity method income (loss) (net)	$35.4	$117.4	$(43.4)	$242.5

Forward Looking Statements and Other Matters
Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” "preliminary," “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “positioned,” “prospects,” “intends,” “plans,” “estimates,” “pending investments,” “anticipates,” or the negative version of these words or other comparable words. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, pandemics (including COVID-19) and related changes in the global economy, capital markets and the asset management industry, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, the ability to close pending investments, the investment performance and growth rates of our Affiliates and their ability to effectively market their investment strategies, the mix of Affiliate contributions to our earnings, and other risks, uncertainties, and assumptions, including those described under the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Such factors may be updated from time to time in our periodic filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law.

From time to time, AMG may use its website as a distribution channel of material Company information. AMG routinely posts financial and other important information regarding the Company in the Investor Relations section of its website at www.amg.com and encourages investors to consult that section regularly.